UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2008

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105-3443 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Olin disclaims any intention or obligation to update or revise this information.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the Company’s press release dated September 17, 2008, announcing that it has lifted the force majeure declared on September 10, 2008 for product shipments from its St. Gabriel, LA facility.  The Company announced that it expects to resume normal deliveries of caustic soda, chlorine and hydrogen from that facility immediately.

The press release also announces that the Company has declared a force majeure for caustic soda shipments from the SunBelt Chlor Alkali Partnership (“SunBelt”) plant located in McIntosh, Alabama until further notice.  The force majeure was primarily declared due to the continuing effects of Hurricanes Gustav and Ike which caused SunBelt to temporarily shut down because it has no orders for chlorine due to a force majeure declaration by Oxy Vinyls, LP, SunBelt’s sole chlorine customer, and caused Union Pacific Railroad to declare an embargo on chlorine shipments to all areas between Dayton, Texas and Brownsville, Texas.  The impacted Oxy Vinyls, LP facility is located in LaPorte, TX, which is within the area for which Union Pacific Railroad declared an embargo.  Olin will strive to service the SunBelt caustic soda customers from its other facilities.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS:

This report includes forward-looking statements. These statements relate to analyses and other information based on management’s beliefs, certain assumptions made by management, forecasts of future results and current expectations, estimates and projections about our operations and the markets and economy in which we and our various segments operate. The statements contained in this report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties, including future demand for chlorine and caustic soda and the timing of resolution of various issues with our facilities.

We have used the words “anticipate,” “expect,” and variations of such words and similar expressions in this report to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

You should consider these forward-looking statements in light of risk factors discussed above and those in our annual report on Form 10-K for the year ended December 31, 2007, and subsequent periodic filings made with the Securities and Exchange Commission.  In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

Item 9.01.                                Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated September 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:           /s/ George H. Pain
                        Name:      George H. Pain
                        Title:        Vice President, General Counsel and Secretary

Date:  September 17, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release dated September 17, 2008